ITEM 77Q(a) - COPIES OF ALL
MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER
OR BY-LAWS




MONEY MARKET OBLIGATIONS TRUST

Amendment No. 34
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of Trust
is amended as follows:

I.	Strike the first
paragraph of Section 5 of
Article III from the Declaration
 of Trust and substitute in
its place the following:

Section 5.  Establishment
and Designation of Series or
 Class. Without limiting the
authority of the
Trustees set forth in Article
XII, Section 8, inter alia,
to establish and designate
any additional
series or class or to modify
the rights and preferences of
 any existing Series or Class, the initial series and classes shall be, and are established and designated as:

Federated Alabama Municipal Cash Trust
Federated Arizona Municipal Cash Trust
Institutional Service Shares
Federated Automated Cash Management Trust
Cash II Shares
Class K Shares
Institutional Service Shares
Federated Automated Government Cash Reserves
Institutional Service Shares
Federated Automated Government Money Trust
Federated California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Tax-Free Trust
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Government Obligations Tax Managed Fund
Institutional Shares
Institutional Service Shares
Federated Liberty U.S. Government
 Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Maryland Municipal Cash Trust
Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Michigan Municipal Cash Trust
Institutional Service Shares
Institutional Shares
Federated Minnesota Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Eagle Shares
Premier Shares
Federated Municipal Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Service Shares
Institutional Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated Prime Cash Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares


Federated Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Tax-Free Money Market Fund
Institutional Service Shares
Investment Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Federated Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Service Shares
Institutional Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Institutional Shares


	The undersigned, President,
 hereby certifies that the
above-stated Amendment is a true and correct
Amendment to the Declaration of
Trust, as adopted by the Board of
 Trustees at a meeting on the 14th day
of May, 2010, to become effective
on June 30, 2010.

	WITNESS the due execution
hereof this 11th day of June, 2010.


/s/ J. Christopher Donahue
J. Christopher Donahue
President